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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): JANUARY 31, 1997


                          PLATINUM ENTERTAINMENT, INC.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    0-27852                36-3802328
 -----------------------------   -------------------      -----------------
 (State or Other Jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


          2001 Butterfield Road, Downers Grove, Illinois            60515
          ----------------------------------------------            -----
              (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code  (630) 769-0033
                                                           --------------

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Item 2.      ACQUISITION OR DISPOSITION OF ASSETS.

      On January 31, 1997, a subsidiary of the Registrant purchased substantially all of the assets of Intersound, Inc. ("Intersound") for consideration of $24,000,000 in cash, $5,000,000 in convertible promissory notes and the assumption of certain liabilities. The convertible notes mature on January 31, 2004, bear interest at the seven-year Treasury rate plus one percent per annum (currently 6 7/8%) and are convertible at any time prior to maturity into the Registrant's Common Stock, par value $.001 per share (the "Common Stock"), at a conversion price of $9.80 per share, subject to adjustment as provided in the notes. The holders of the notes were granted certain registration rights with respect to the shares of Common Stock issuable upon conversion. The cash consideration for the transaction was funded with a 90-day term loan from certain banks (the "Lenders") for whom Bank of Montreal ("BMO") is acting as agent.

      On January 31, 1997, the Registrant and its subsidiaries entered into a Credit Agreement with BMO, individually and as agent for the Lenders, pursuant to which the Lenders agreed to provide a 90-day term loan in the amount of $25,000,000 and a 90-day revolving credit facility in the amount of $10,000,000. Proceeds of the term loan, together with approximately $2,900,000 borrowed under the revolver, were used to finance the cash portion of the Intersound consideration, to refinance certain bank debt incurred by Intersound and to pay fees and expenses associated with the transaction. Borrowings under the Credit Agreement bear interest at LIBOR plus 6% per annum and are secured by substantially all of the assets of the Registrant and its subsidiaries. The Credit Agreement contains financial and other covenants applicable to the Registrant and its subsidiaries. Reference is made to the Credit Agreement, which is included herein as an exhibit, for a description of such covenants.

      Upon the signing of the Credit Agreement, the Registrant issued to BMO a warrant to purchase 258,571.95 shares of Common Stock at an exercise price of $.01 per share. The warrant expires on January 31, 2002 and is subject to antidilution adjustment if, during the term of the Credit Agreement, the Registrant issues shares of Common Stock and does not use the proceeds of such issuance to pay borrowings under the Credit Agreement. The holder of the warrant has been granted certain registration rights with respect to the shares of Common Stock issuable upon exercise.

      The Registrant is in the process of seeking long-term financing.

Item 7.      FINANCIAL STATEMENTS AND EXHIBITS.

      a)     Financial Statements.

             As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment as soon as practicable and in no event later than 60 days after the filing date of this Report on Form 8-K.


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      b)     Pro Forma Financial Information.

             As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial statements required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such pro forma financial statements shall be filed by amendment as soon as practicable and in no event later than 60 days after the filing date of this Report on Form 8-K.

      c)     Exhibits.

             4.1 Registration Rights Agreement, dated as of January 31, 1997, between Registrant and Intersound, Inc.

             4.2 Convertible Promissory Note, dated January 31, 1997, issued by the Registrant in the principal amount of $3,125,000.

             4.3 Convertible Promissory Note, dated January 31, 1997, issued by the Registrant in the principal amount of $1,875,000.

             4.4 Warrant to Purchase Shares of Common Stock of the Registrant, dated January 31, 1997.

             10.1 Asset Purchase Agreement between River North Studios, Inc. and Intersound, Inc., dated November 13, 1996. Incorporated by reference to the Registrant's Report on Form 10-Q filed with the Commission on January 14, 1997. Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule.

             10.2 First Amendment to Asset Purchase Agreement, dated January 31, 1997, between River North Studios, Inc. and Intersound, Inc.

             10.3   Employment Agreement of Don Johnson, dated February 1, 1997.

             10.4 Credit Agreement, dated as of January 31, 1997, among the Registrant, Bank of Montreal and the Banks who are or may become parties thereto. Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule.

             10.5 Security Agreement, dated as of January 31, 1997, among the Registrant, its subsidiaries and Bank of Montreal. Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule.

             10.6 Security Agreement re: Intellectual Property, dated as of January 31, 1997, among the Registrant, its subsidiaries and Bank of Montreal. Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule.

             10.7 Pledge Agreement, dated as of January 31, 1997, between the Registrant and Bank of Montreal.


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             10.8   Guaranty, dated as of January 31, 1997, made by Steven
                    Devick.

             10.9 Term Credit Note, dated January 31, 1997, issued by the Registrant in the principal amount of $25,000,000.

             10.10 Revolving Credit Note, dated January 31, 1997, issued by the Registrant in the principal amount of $10,000,000.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PLATINUM ENTERTAINMENT, INC.


Dated: February 18, 1997                By:  /s/ DOUGLAS C. LAUX
                                             -----------------------------------
                                             Douglas C. Laux
                                             Chief Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)





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4.1   Registration Rights Agreement, dated as of January 31, 1997, between
      Registrant and Intersound, Inc.

4.2 Convertible Promissory Note, dated January 31, 1997, issued by the Registrant in the principal amount of $3,125,000.

4.3 Convertible Promissory Note, dated January 31, 1997, issued by the Registrant in the principal amount of $1,875,000.

4.4 Warrant to Purchase Shares of Common Stock of the Registrant, dated January 31, 1997.

10.1 Asset Purchase Agreement between River North Studios, Inc. and Intersound, Inc., dated November 13, 1996. Incorporated by reference to the Registrant's Report on Form 10-Q filed with the Commission on January 14, 1997. Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule.

10.2 First Amendment to Asset Purchase Agreement, dated January 31, 1997, between River North Studios, Inc. and Intersound, Inc.

10.3  Employment Agreement of Don Johnson, dated February 1, 1997.

10.4 Credit Agreement, dated as of January 31, 1997, among the Registrant, Bank of Montreal and the Banks who are parties thereto. Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule.

10.5 Security Agreement, dated as of January 31, 1997, among the Registrant, its subsidiaries and Bank of Montreal. Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule.

10.6 Security Agreement re: Intellectual Property and dated as of January 31, 1997, among the Registrant, its subsidiaries and Bank of Montreal. Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule.

10.7 Pledge Agreement, dated as of January 31, 1997, among the Registrant and Bank of Montreal.

10.8  Guaranty, dated as of January 31, 1997, made by Steven Devick.

10.9 Term Credit Note, dated January 31, 1997, issued by the Registrant in the principal amount of $25,000,000.

10.10 Revolving Credit Note, dated January 31, 1997, issued by the Registrant in the principal amount of $10,000,000.

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